                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

     BOARD OF DIRECTORS
       Lorraine Chang
       John W. Hancock
       Richard D. Holland
       Thomas R. Pansing, Jr.
       Delmer L. Toebben
       Wallace R. Weitz

     OFFICERS
       Wallace R. Weitz, President
       Mary K. Beerling, Vice-President & Secretary
       Linda L. Lawson, Vice-President
       Richard F. Lawson, Vice-President

     INVESTMENT ADVISER
       Wallace R. Weitz & Company

     DISTRIBUTOR
       Weitz Securities, Inc.

     CUSTODIAN
       Norwest Bank Minnesota, N.A.

     TRANSFER AGENT AND DIVIDEND PAYING AGENT
       Wallace R. Weitz & Company

     SUB-TRANSFER AGENT
       National Financial Data Services, Inc.

     This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. -- Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

     510232

                                FIXED INCOME FUND

                             GOVERNMENT MONEY MARKET
                                       FUND

                                   SEMI-ANNUAL

                                      REPORT

                               SEPTEMBER 30, 1999

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                                www.weitzfunds.com

                               TABLE OF CONTENTS

FIXED INCOME FUND
      Performance Since Inception...........................         3
      Shareholder Letter....................................         4
      Schedule of Investments...............................         6
      Financial Statements..................................         9

GOVERNMENT MONEY MARKET FUND
      Shareholder Letter....................................        13
      Schedule of Investments...............................        14
      Financial Statements..................................        15

Notes to Financial Statements...............................        19

Year 2000 Update............................................        23

Change in Independent Accountants...........................        24

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Fixed Income Fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended September 30, 1999.

                        VALUE OF      VALUE OF       VALUE OF
                        INITIAL      CUMULATIVE     CUMULATIVE    TOTAL        ANNUAL
                        $10,000     CAPITAL GAIN    REINVESTED   VALUE OF      RATE OF
    PERIOD ENDED       INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES       RETURN
    ------------       ----------   -------------   ---------     ------       ------

Dec. 23, 1988           $10,000              --           --     $10,000               --
Dec. 31, 1988             9,939              --           68      10,007               --
Dec. 31, 1989            10,020              --          900      10,920              9.1%
Dec. 31, 1990            10,232              12        1,661      11,905              9.0
Dec. 31, 1991            10,625              13        2,597      13,235             11.4
Dec. 31, 1992            10,557              13        3,396      13,966              5.5
Dec. 31, 1993            10,820              14        4,258      15,092              8.1
Dec. 31, 1994             9,961              13        4,763      14,737             -2.4
Dec. 31, 1995            10,847              14        6,199      17,060             15.8
Dec. 31, 1996            10,637              13        7,158      17,808              4.4
Dec. 31, 1997            10,916              14        8,419      19,349              8.6
Dec. 31, 1998            10,989              14        9,653      20,656              6.8
Sept. 30, 1999           10,777              14       10,019      20,810              0.7+

The Fixed Income Fund's average annual total return for the one, five and ten year periods ended September 30, 1999, was 1.0%, 7.1% and 6.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $9,829. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 1/1/99 through 9/30/99

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                    SEPTEMBER 30, 1999 - SEMI-ANNUAL REPORT

                                                                 October 7, 1999

Dear Fellow Shareholder:

      The Fixed Income Fund's total return for the third quarter of 1999 was +0.4%, which consisted of +1.5% from net interest income (after deducting fees and expenses) and -1.1% from (unrealized) depreciation of our bonds. This brings our year to date return to +0.7%. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                              1 YEAR            5 YEARS
                                                           ------------         --------
FIXED INCOME FUND                                                   1.0%          7.1%
Average Intermediate Investment
  Grade Fixed Income Fund*                                         -1.0%          6.9%

*Source: Lipper Analytical Services

      The following table shows a profile of our portfolio as of September 30:

Average Maturity                                              6.5 years
Average Duration                                              4.4 years
Average Coupon                                                6.7%
30-Day SEC Yield at 9-30-99                                   5.9%
Average Rating                                                AA

OVERVIEW

      What a difference a year can make. Barely twelve months ago a worldwide deflation scare sent investors fleeing to the "safety" of high quality bonds. Stock markets, currencies, and prices of raw materials were plunging. Banks and businesses in many emerging countries were failing. Concerned about a worldwide meltdown, the Federal Reserve orchestrated a series of short-term interest rate reductions.

      Fast-forward a year and deflation has been quickly displaced by fears of inflation. Meltdown concerns have now become "melt UP" as markets abroad recover and the U.S. domestic economy remains robust. In response, the Federal Reserve has RAISED short-term interest rates twice in 1999 in a preemptive attempt to keep the inflation genie in the bottle.

      On the face of it, the Fed's decision to act BEFORE they saw the "whites" of inflation's eyes has been successful. In September, the U.S. core consumer-price index was up just 1.9% from a year ago

(the smallest increase in over 30 years). Productivity remains high, helping to offset tight labor markets. And while some commodity prices (namely oil) have climbed over the past year, many other sectors of the economy (such as technology) are producing supply- and productivity-based price DECLINES for consumers. Computer prices and long distance rates are two primary examples.

OUTLOOK

      In managing this fund, we work on the assumption that no one can accurately predict changes in interest rates. What has transpired over the past year has certainly reinforced our conviction. The interactions of the fears, expectations, and mistakes of politicians, speculators, investors, and business people all over the world determine interest rates. So, our strategy is to invest in a portfolio of bonds that will provide a reasonable return over time and to avoid extreme positions that DEPEND on correct predictions.

      If you have any questions about any of our investments or strategy, please feel free to call.

                            Best regards,

                            /S/ WALLACE R. WEITZ                           /S/ THOMAS D. CARNEY

                            Wallace R. Weitz                               Thomas D. Carney
                            President, Portfolio Manager                   Portfolio Manager

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                           FACE
       RATING             AMOUNT                                                                COST          VALUE
---------------------   ----------                                                           -----------   -----------
                                     CORPORATE BONDS -- 26.2%
A                       $  500,000   Phillip Morris Notes 7.125% 8/15/02                     $   500,000   $   502,845
BBB                        500,000   Tenneco, Inc. Notes 8.075% 10/01/02                         499,012       513,357
                           750,000   Superior Financial Corp. Sr. Notes 8.65% 4/01/03            750,000       735,673
A+                          48,000   Homeside, Inc. 11.25% 5/15/03                                48,000        54,540
Ba3                      1,100,000   USA Networks, Inc. 7.0% 7/01/03                           1,082,660     1,065,625
A                        1,000,000   Countrywide Home Loans, Inc. 6.85% 6/15/04                  995,676       997,454
A                        1,000,000   Ford Motor Credit Co. Notes 6.7% 07/16/04                   998,417       994,755
                           250,000   Local Financial Corp. 11.0% 9/08/04                         250,000       258,750
BBB                      1,000,000   ConAgra, Inc. Sub. Notes 7.4% 9/15/04                     1,000,000     1,018,638
BB-                        750,000   Century Communications Sr. Notes 9.5% 3/01/05               798,437       753,750
A                          600,000   General Motors Acceptance Corp. Debs. 6.625% 10/15/05       597,754       590,294
BBB-                       375,000   CalEnergy Sr. Notes 9.5% 9/15/06                            401,117       412,731
BBB                      1,000,000   Hilton Hotels Corp. Sr. Notes 7.95% 04/15/07                966,519       959,346
BBB-                       500,000   Liberty Media Corp. Sr. Notes 7.875% 7/15/09                502,382       501,096
BBB                        500,000   Harcourt General 6.5% 5/15/11                               485,932       457,500
AA-                      1,000,000   Merrill Lynch 7.15% 7/30/12                               1,000,000       968,738
AAA                          1,000   Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                  1,041         1,055
                                                                                             -----------   -----------
                                             Total Corporate Bonds                            10,876,947    10,786,147
                                                                                             -----------   -----------

                                     MORTGAGE-BACKED SECURITIES -- 18.9%
AAA                         10,955   Fannie Mae 11.0% 1/01/01 (Avg. Life 0.7 years)               11,039        11,227
AAA                        410,454   Fannie Mae REMIC Planned Amortization Class 7.5%
                                      4/25/19 (Avg. Life 1.3 years)                              407,212       414,749
AAA                         29,045   Freddie Mac 9.5% 9/01/03 (Avg. Life 1.7 years)               29,045        30,242
AAA                        500,000   Fannie Mae REMIC Planned Amortization Class 6.5%
                                      10/25/18 (Avg. Life 2.7 years)                             486,935       495,492
AAA                      1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%
                                      8/15/20 (Avg. Life 3.1 years)                            1,003,449     1,004,926
AAA                        500,000   Freddie Mac REMIC Planned Amortization Class 6.65%
                                      9/15/21 (Avg. Life 3.9 years)                              491,017       495,143
AAA                      1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%
                                      9/15/09 (Avg. Life 5.5 years)                            1,003,458       996,375
AAA                      1,000,000   Freddie Mac REMIC Planned Amortization Class 6.75%
                                      12/15/21 (Avg. Life 5.5 years)                             992,343       986,964

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                           FACE
       RATING             AMOUNT                                                                COST          VALUE
---------------------   ----------                                                           -----------   -----------
                                     MORTGAGE-BACKED SECURITIES -- (CONTINUED)
AAA                     $1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%
                                      4/15/21 (Avg. Life 5.7 years)                          $   977,104   $   995,075
AAA                        500,000   Freddie Mac REMIC Planned Amortization Class 7.0%
                                      7/15/21 (Avg. Life 6.1 years)                              495,647       496,504
AAA                      1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0%
                                      8/15/21 (Avg. Life 6.4 years)                            1,019,085       992,155
AAA                        883,150   Fannie Mae 6.5% 6/01/18 (Avg. Life 6.8 years)               882,109       858,167
                                                                                             -----------   -----------
                                             Total Mortgage-Backed Securities                  7,798,443     7,777,019
                                                                                             -----------   -----------

                                     TAXABLE MUNICIPAL BONDS -- 2.6%
AAA                        325,000   Baltimore Maryland 7.25% 10/15/05                           328,880       330,208
AAA                        500,000   Stratford Connecticut 6.55% 2/15/13                         500,000       474,385
AAA                         90,000   Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                        90,000        91,010
AAA                        170,000   Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                      170,000       172,411
                                                                                             -----------   -----------
                                             Total Taxable Municipal Bonds                     1,088,880     1,068,014
                                                                                             -----------   -----------

                                     U.S. GOVERNMENT AND AGENCY SECURITIES -- 46.3%
AAA                      2,000,000   Fannie Mae 5.75% 4/15/03                                  1,994,965     1,966,864
AAA                      1,000,000   Federal Home Loan Bank 5.125% 9/15/03                     1,000,000       959,914
AAA                      7,500,000   Fannie Mae 5.88% 3/25/04                                  7,493,591     7,309,478
AAA                        100,000   U.S. Treasury Note 8.25% 5/15/05                            102,975       101,844
AAA                      1,000,000   Freddie Mac 7.09% 6/01/05                                 1,000,504       997,119
AAA                      1,000,000   Fannie Mae 7.27% 8/24/05                                  1,000,361       995,149
AAA                      2,000,000   Federal Home Loan Bank 6.04% 9/08/05                      2,000,000     1,931,372
AAA                        500,000   Federal Home Loan Bank 6.44% 11/28/05                       500,489       498,344
AAA                        500,000   Freddie Mac 6.407% 2/22/06                                  497,566       487,748
AAA                      1,000,000   Fannie Mae 7.15% 10/11/06                                   990,407       987,436
AAA                      1,000,000   Fannie Mae 6.56% 11/26/07                                 1,000,000       972,953
AAA                      1,000,000   Fannie Mae 6.50% 3/19/08                                    992,856       959,501
AAA                      1,000,000   Freddie Mac 6.41% 7/15/13                                 1,013,698       927,376
                                                                                             -----------   -----------
                                             Total U.S. Government and Agency Securities      19,587,412    19,095,098
                                                                                             -----------   -----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

       RATING             SHARES                                                                COST          VALUE
---------------------   ----------                                                           -----------   -----------
                                     COMMON STOCKS -- 0.4%
                            46,500   Hanover Capital Mortgage Holdings, Inc.                 $   422,645   $   186,000
                                                                                             -----------   -----------

                                     CONVERTIBLE PREFERRED STOCKS -- 2.0%
                            30,100   Redwood Trust, Inc. 9.74% Pfd. Class B                      805,489       812,700
                                                                                             -----------   -----------

                                     NON-CONVERTIBLE PREFERRED STOCKS -- 0.5%
B3                           5,000   Crown American Realty Trust 11% Pfd. Series A               222,500       206,250
                                                                                             -----------   -----------

                           FACE
                          AMOUNT
                        ----------
                                     SHORT-TERM SECURITIES -- 2.0%
                        $  803,373   Norwest U.S. Government Money Market Fund                   803,373       803,373
                                                                                             -----------   -----------
                                             Total Investments in Securities                 $41,605,689    40,734,601
                                                                                             ===========   -----------
                                     Other Assets Less Liabilities -- 1.1%                                     460,289
                                                                                                           -----------
                                             Total Net Assets -- 100%                                      $41,194,890
                                                                                                           ===========
                                             Net Asset Value Per Share                                     $     10.93
                                                                                                           ===========

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $41,605,689)      $   40,734,601
    Accrued interest and dividends receivable                        493,416
                                                              --------------
            Total assets                                          41,228,017
                                                              --------------

Liabilities:
    Due to adviser                                                    17,097
    Other liabilities                                                 16,030
                                                              --------------
            Total liabilities                                         33,127
                                                              --------------

Net assets applicable to outstanding capital stock            $   41,194,890
                                                              ==============

Net assets represented by:
    Additional paid-in capital (note 4)                           41,855,312
    Accumulated undistributed net investment income                  633,613
    Accumulated net realized (loss)                                 (422,947)
    Net unrealized depreciation of investments (note 5)             (871,088)
                                                              --------------

            Total representing net assets applicable to
             shares outstanding                               $   41,194,890
                                                              ==============

Net asset value per share of outstanding capital stock
 (3,770,122 shares outstanding)                               $        10.93
                                                              ==============

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Investment income:
    Dividends                                                            $    73,151
    Interest                                                               1,344,023
                                                                         -----------

            Total investment income                                        1,417,174
                                                                         -----------

Expenses (note 3):
    Investment advisory fee                                   $104,753
    Administrative fee                                          44,779
    Directors fees                                                 107
    Other expenses                                              29,880
                                                              --------
    Total expenses                                                           179,519
    Less administrative fee waived by investment adviser                     (22,389)
                                                                         -----------

            Net expenses                                                     157,130
                                                                         -----------

            Net investment income                                          1,260,044
                                                                         -----------

Realized and unrealized (loss) on investments:
    Net realized loss on investments                                         (71,063)
    Net unrealized depreciation of investments                            (1,210,317)
                                                                         -----------

            Net realized and unrealized (loss) on
             investments                                                  (1,281,380)
                                                                         -----------

            Net decrease in net assets resulting from
             operations                                                  $   (21,336)
                                                                         ===========

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               SEPT. 30, 1999      YEAR ENDED
                                                                (UNAUDITED)      MARCH 31, 1999
                                                              ----------------   ---------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                   $  1,260,044      $  2,119,743
        Net realized gain (loss)                                     (71,063)           47,697
        Net unrealized depreciation                               (1,210,317)         (230,752)
                                                                ------------      ------------
            Net increase (decrease) in net assets resulting
             from operations                                         (21,336)        1,936,688
                                                                ------------      ------------

Distributions to shareholders from:
    Net investment income                                         (1,142,183)       (2,051,550)
                                                                ------------      ------------
        Total distributions                                       (1,142,183)       (2,051,550)
                                                                ------------      ------------

Capital share transactions (note 4):
    Proceeds from sales                                           12,870,100        21,496,314
    Payments for redemptions                                      (7,905,490)      (17,256,576)
    Reinvestment of distributions                                  1,079,508         1,854,988
                                                                ------------      ------------
        Total increase from capital share transactions             6,044,118         6,094,726
                                                                ------------      ------------

        Total increase in net assets                               4,880,599         5,979,864
                                                                ------------      ------------

Net assets:
    Beginning of period                                           36,314,291        30,334,427
                                                                ------------      ------------
    End of period                                               $ 41,194,890      $ 36,314,291
                                                                ============      ============

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

                                       SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                        SEPT. 30, 1999    ----------------------------------------------------
                                         (UNAUDITED)        1999       1998       1997       1996       1995
                                       ----------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 11.22       $ 11.26    $ 10.77    $ 10.90    $ 10.61    $ 10.78
                                            -------       -------    -------    -------    -------    -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                        0.31          0.66       0.65       0.66       0.65       0.67
  Net gains or losses on securities
   (realized and unrealized)                  (0.30)        (0.04)      0.47      (0.11)      0.31      (0.23)
                                            -------       -------    -------    -------    -------    -------
  Total from investment operations             0.01          0.62       1.12       0.55       0.96       0.44
                                            -------       -------    -------    -------    -------    -------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                     (0.30)        (0.66)     (0.63)     (0.68)     (0.67)     (0.61)
  Distributions from realized gains              --            --         --         --         --         --
                                            -------       -------    -------    -------    -------    -------
  Total distributions                         (0.30)        (0.66)     (0.63)     (0.68)     (0.67)     (0.61)
                                            -------       -------    -------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD              $ 10.93       $ 11.22    $ 11.26    $ 10.77    $ 10.90    $ 10.61
                                            =======       =======    =======    =======    =======    =======

TOTAL RETURN                                   0.1%          5.7%      10.7%       5.2%       9.2%       4.4%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)          $41,195       $36,314    $30,334    $22,349    $16,901    $11,824

  Ratio of net expenses to average
   net assets+                                0.75%*        0.75%      0.75%      0.75%      0.75%      0.75%

  Ratio of net investment income to
   average net assets                         6.01%*        5.91%      6.18%      6.30%      6.18%      6.16%

  Portfolio turnover rate                       15%           26%        21%        24%        28%        49%

*Annualized
+Absent voluntary waivers, the expense ratio would have been 0.86% for the six months ended September 30, 1999 and 0.86%, 0.91%, 0.93% and 0.95% for the years ended March 31, 1999, 1998, 1997 and 1996, respectively.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                    SEPTEMBER 30, 1999 -- SEMI-ANNUAL REPORT

                                                                 October 7, 1999

Dear Shareholder:

      The yield on our Government Money Market Fund closed the third quarter with a 7 and 30-day yield of 4.3%, slightly higher than the last time we reported to you.

      After their August meeting, the Federal Open Market Committee opted to raise short-term interest rates for the second time this year. Afterwards, the Fed hinted in a statement that interest rates may be high enough to accomplish the Fed's inflation-fighting objectives, in which case rates may remain around today's levels for a while. However, regardless of future rate fluctuations, the maximum average maturity of our portfolio is 90 days, so our returns will continue to track closely with Treasury bill rates.

      If you have any question about the mechanics of the fund or our investment strategy, please feel free to call.

                            Best regards,

                            /S/ WALLACE R. WEITZ                           /S/ THOMAS CARNEY

                            Wallace R. Weitz                               Thomas D. Carney
                            President, Portfolio Manager                   Portfolio Manager

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                           FACE
       RATING             AMOUNT                                                                      VALUE
---------------------   ----------                                                                 -----------
                                     U.S. GOVERNMENT AND AGENCY SECURITIES -- 96.4%*
         AAA            $2,500,000   Federal Home Loan Bank Discount Note 5.264% 10/20/99          $ 2,493,211
         AAA             2,900,000   U.S. Treasury Bill 4.798% 10/28/99                              2,889,843
         AAA            16,750,000   U.S. Treasury Bill 4.563% 11/04/99                             16,679,421
         AAA             5,000,000   Federal Home Loan Bank Discount Note 5.298% 11/05/99            4,974,917
         AAA             1,800,000   U.S. Treasury Bill 4.655% 11/12/99                              1,790,512
         AAA             7,000,000   U.S. Treasury Bill 4.807% 12/09/99                              6,937,478
                                                                                                   -----------
                                         Total U.S. Government and Agency Securities                35,765,382
                                                                                                   -----------
                                     SHORT-TERM SECURITIES -- 4.0%
                         1,472,929   Norwest Treasury Money Market Fund, 4.247%                      1,472,929
                                                                                                   -----------
                                         Total Investments in Securities (Cost $37,238,311)**       37,238,311
                                                                                                   -----------
                                     Other Liabilities in Excess of Other Assets -- (0.4%)            (141,362)
                                                                                                   -----------
                                         Total Net Assets -- 100%                                  $37,096,949
                                                                                                   ===========

* Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
** Cost is the same for Federal income tax purposes.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

Assets:
    Investment in securities at amortized cost, which
     approximates value                                       $37,238,311
    Accrued interest                                                2,941
                                                              -----------
            Total assets                                       37,241,252
                                                              -----------

Liabilities:
    Due to adviser                                                  6,952
    Distributions payable                                         114,562
    Other liabilities                                              22,789
                                                              -----------
            Total liabilities                                     144,303
                                                              -----------

Net assets applicable to outstanding capital stock            $37,096,949
                                                              ===========

Net assets represented by:
    Additional paid-in capital (note 4)                        37,096,949
                                                              -----------
            Total representing net assets applicable to
             shares outstanding                               $37,096,949
                                                              ===========
Net asset value per share of outstanding capital stock
 (37,096,949 shares outstanding)                              $     1.000
                                                              ===========

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Investment income:
    Interest                                                             $659,320
                                                                         --------
            Total investment income                                       659,320
                                                                         --------

Expenses (note 3):
  Investment advisory fee                                     $69,032
  Administrative fee                                           41,402
  Registration expenses                                        11,035
  Sub-transfer agent and fund accounting fees                   8,181
  Directors fees                                                   61
  Other expenses                                                5,151
                                                              -------
  Total expenses                                                          134,862
  Less advisory and administrative fees waived by investment
   adviser                                                                (65,830)
                                                                         --------
            Net expenses                                                   69,032
                                                                         --------

            Net investment income                                         590,288

Realized loss on investments                                               (6,780)
                                                                         --------
            Net increase in net assets resulting from
             operations                                                  $583,508
                                                                         ========

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               SEPT. 30, 1999      YEAR ENDED
                                                                (UNAUDITED)      MARCH 31, 1999
                                                              ----------------   ---------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                   $    590,288      $    866,165
        Net realized gain (loss)                                      (6,780)           13,754
                                                                ------------      ------------
            Net increase in net assets resulting from
             operations                                              583,508           879,919
                                                                ------------      ------------

Distributions to shareholders from:
    Net investment income                                           (590,288)         (866,165)
    Net realized gain (loss)                                           6,780           (13,754)
                                                                ------------      ------------
        Total distributions                                         (583,508)         (879,919)
                                                                ------------      ------------

Capital share transactions, at $1.00 per share (note 4):
    Proceeds from sales                                          172,580,100       115,827,219
    Payments for redemptions                                    (169,161,188)      (91,793,527)
    Reinvestment of distributions                                    521,034           793,390
                                                                ------------      ------------
        Total increase from capital share transactions             3,939,946        24,827,082
                                                                ------------      ------------
        Total increase in net assets                               3,939,946        24,827,082
                                                                ------------      ------------

Net assets:
    Beginning of period                                           33,157,003         8,329,921
                                                                ------------      ------------

    End of period                                               $ 37,096,949      $ 33,157,003
                                                                ============      ============

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Fund outstanding throughout the periods indicated.

                                       SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                        SEPT. 30, 1999    ----------------------------------------------------
                                         (UNAUDITED)        1999       1998       1997       1996       1995
                                       ----------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00       $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            -------       -------     ------     ------     ------     ------

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                        0.02          0.05       0.05       0.05       0.05       0.04
                                            -------       -------     ------     ------     ------     ------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                     (0.02)        (0.05)     (0.05)     (0.05)     (0.05)     (0.04)
                                            -------       -------     ------     ------     ------     ------

NET ASSET VALUE, END OF PERIOD              $  1.00       $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            =======       =======     ======     ======     ======     ======

TOTAL RETURN                                   4.2%*         4.7%       5.1%       4.8%       5.2%       4.2%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)          $37,097       $33,157     $8,330     $5,820     $4,142     $2,669
  Ratio of net expenses to average
   net assets+                                0.50%*        0.50%      0.50%      0.50%      0.50%      0.50%
  Ratio of net investment income to
   average net assets                         4.26%*        4.47%      4.95%      4.71%      4.95%      4.18%

*Annualized
+Absent voluntary waivers, the expense ratio would have been 0.97% for the six months ended September 30, 1999 and 1.03%, 1.12%, 1.15% and 1.14% for the years ended March 31, 1999, 1998, 1997 and 1996, respectively.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                               FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1999, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a "Fund").

    The Fixed Income Fund's investment objective is high current income consistent with preservation of capital.

    The Government Money Market Fund's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       FIXED INCOME FUND
       Investment securities are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       GOVERNMENT MONEY MARKET FUND
       Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

   (b) FEDERAL INCOME TAXES

       Since the Funds' policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

   (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

       With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

   (d) DIVIDEND POLICY

       The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

       Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

       The Government Money Market Fund will declare dividends daily and pay dividends monthly.

   (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    Each Fund has retained Wallace R. Weitz & Company (the "Adviser") as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds' shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund's average daily net asset value. The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund's average annual net asset value.

    For the six months ended September 30, 1999, the Adviser waived investment advisory fees of 1/4% per annum of the Government Money Market Fund's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended
    September 30, 1999, the fee was calculated as follows:

                                                 AVERAGE ANNUAL RATE
                                              ON FUND'S DAILY NET ASSETS       WAIVED
                                              --------------------------      --------
    Fixed Income Fund                                     .21%                  .11%

    Government Money Market Fund                          .29%                  .22%

    The total investment advisory and administrative fees waived by the Adviser are set forth in each Fund's Statement of Operations.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the

    Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

                                                     SIX MONTHS ENDED
                                                      SEPT. 30, 1999         YEAR ENDED
                                                       (UNAUDITED)         MARCH 31, 1999
                                                     ----------------      ---------------
Transactions in shares:
  Shares issued....................................     1,136,553              1,910,572
  Shares redeemed..................................      (700,436)            (1,533,634)
  Reinvested dividends.............................        98,001                166,030
                                                        ---------             ----------
    Net increase...................................       534,118                542,968
                                                        =========             ==========

(5) SECURITIES TRANSACTIONS

    FIXED INCOME FUND
    Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $14,162,393 and $6,146,283, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At
    September 30, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $118,394 and $989,482, respectively.

    For Federal income tax purposes, the Fixed Income Fund has realized capital loss carryforwards of $351,883 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 -- $337,251 and March 31, 2005 -- $14,632.

                            WEITZ SERIES FUND, INC.
                             FIXED INCOME FUND AND
                          GOVERNMENT MONEY MARKET FUND

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds, has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced its entire network within the past two years. These changes have all been effected with Year 2000 compliance issues in mind. Because of recent growth and the need for certain increased efficiencies and technological capabilities, Weitz has recently changed some of its third party service providers. This process has involved obtaining assurances about the Year 2000 readiness of the new providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                            WEITZ SERIES FUND, INC.
                             FIXED INCOME FUND AND
                          GOVERNMENT MONEY MARKET FUND

                       CHANGE IN INDEPENDENT ACCOUNTANTS

      On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Funds pursuant to an agreement by PricewaterhouseCoopers, LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On July 30, 1999, the Funds, with the approval of their Board of Directors and their Audit Committee, engaged PwC as its independent auditors.